UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 04, 2025

SENTINELONE, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________________________________________________________

Delaware	001-40531	99-0385461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 Castro Street
Suite 400
Mountain View
California
94041
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (855) 868-3733
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	S	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition.
On December 4, 2025, SentinelOne, Inc. (the “Company”) announced its financial results for the third quarter of fiscal year 2026 ended October 31, 2025, by issuing an earnings presentation and a press release. The Company also announced that it would hold a webcast to discuss its financial results for the third quarter of fiscal year 2026 ended October 31, 2025. A copy of the press release and the earnings presentation is furnished herewith as Exhibit 99.1 and 99.2, respectively.
The Company makes reference to non-GAAP financial information in the Company’s press release, earnings presentation and the webcast call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release and earnings presentation.
The information contained herein and in the accompanying exhibits are “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Mark Barrenechea as Class II Director
On December 3, 2025, the Board of Directors (the “Board”) of the Company appointed Mark Barrenechea to serve as a member of the Board. Mr. Barrenechea will serve as a Class II director, whose term expires at the Company’s annual meeting of stockholders to be held in 2026, and until Mr. Barrenechea’s successor shall have been duly elected and qualified, or until Mr. Barrenechea’s earlier death, resignation, disqualification or removal. Mr. Barrenechea has not yet been appointed to any standing committees of the Board. The Company will file an amendment to this Form 8-K to disclose any such appointments after they are made.
Mr. Barrenechea served as the Chief Executive Officer and Chief Technology Officer of OpenText Corporation, an information management software products company, from January 2012 to August 2025. Prior to that, he served as the President and Chief Executive Officer of Silicon Graphics International Corporation, a computer hardware and software company, from 2006 to 2012. Mr. Barrenechea served on the board of directors of OpenText from January 2012 to August 2025 and Avery Dennison Corporation, a global materials science and digital identification solutions company, from February 2018 to April 2022. Mr. Barrenechea earned his Bachelor’s of Science in Computer Science from Saint Michael’s College.
In accordance with the Company’s amended and restated Outside Director Program, as described in the Company’s Definitive Proxy Statement for the 2025 Annual Meeting of Stockholders, dated May 14, 2025, Mr. Barrenechea is entitled to (i) an annual cash retainer of $50,000 for service on the Board, (ii) additional annual cash compensation for committee membership, in each case payable in quarterly arrears, prorated based on full calendar months served, and subject to Mr. Barrenechea’s continued service, (iii) an initial equity award with an initial grant date value of $400,000 (the “Initial Award”), and (iv) an annual equity award with an initial grant date value equal to $225,000 (the “Annual Award”). Mr. Barrenechea may elect to receive his cash fees in the form of restricted stock units pursuant to a written election in lieu of cash.
The Initial Award will vest quarterly with respect to 1/12th of the total number of restricted stock units subject to the award, so long as Mr. Barrenechea continues to provide service as an outside director to the Company through each vesting date. The Annual Award shall fully vest on the earliest of (i) the date of the next annual meeting of the Company’s stockholders, (ii) the date that is one year following the Annual Award grant date, (iii) Mr. Barrenechea’s death, (iv) the date on which Mr. Barrenechea becomes disabled, or (v) the occurrence of a corporate transaction (as defined in the Company's 2021 Equity Incentive Plan), in each case so long as Mr. Barrenechea continues to provide services as an outside director to the Company through such date.

There are no family relationships between Mr. Barrenechea and any director or executive officer of the Company and no transaction involving Mr. Barrenechea that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. The Company will enter into its standard form of indemnification agreement with Mr. Barrenechea, a form of which was previously filed with the SEC as Exhibit 10.1 to the Company's registration statement on Form S-1 (File No. 333-256761) on June 3, 2021.
(b) and (c)
Appointment of Barry Padgett as Interim Chief Financial Officer
On December 1, 2025, Barbara Larson notified the Company of her intention to resign from her position as the Chief Financial Officer and principal financial officer of the Company at a future date that is mutually agreeable to the Company and Ms. Larson (currently expected in mid-January 2026) (the “Larson Resignation Date”). Ms. Larson’s resignation is not the result of any disagreement regarding the Company’s operations, policies or practices. The Company has initiated a comprehensive search for a new Chief Financial Officer.
Effective as of the Larson Resignation Date, Barry Padgett, the Company’s current Chief Growth Officer, will serve as the interim Chief Financial Officer and principal financial officer of the Company. There is no arrangement or understanding between Mr. Padgett and any other persons pursuant to which he was selected as an officer of the Company. There are no family relationships between Mr. Padgett and any director or executive officer of the Company and no transaction involving Mr. Padgett that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. In connection with his appointment, the Company will enter into its standard form of indemnification agreement with Mr. Padgett, a form of which was previously filed with the SEC as Exhibit 10.1 to the Company's registration statement on Form S-1 (File No. 333-256761) on June 3, 2021.
Mr. Padgett has served as the Company’s Chief Growth Officer since March 2025. Prior to joining the Company, he served as the Chief Executive Officer of Amperity, Inc., a customer cloud platform, from March 2022 to June 2024 and President and Chief Operating Officer at Amperity from April 2020 to February 2022. Prior to that, he served as Chief Revenue Officer of Stripe, Inc., a financial services company, from March 2019 to April 2020 and President of SAP SE, a global software company, from November 2016 to February 2019. Mr. Padgett earned his Bachelor of Science from Union College, Master of Business Administration from the University of New South Wales and Master of Science from the University of Oxford.
(e) The information set forth above under Item 5.02(b) and (c) is hereby incorporated by reference into this Item 5.02(e).
Item 7.01 Regulation FD Disclosure.
On December 4, 2025, the Company posted supplemental investor materials on the Investors Relations section of its website, available at investors.sentinelone.com. The Company announces material information to the public through filings with the Securities and Exchange Commission, the investor relations page on the Company’s website, press releases, public conference calls, webcasts, the Company’s news website, available at sentinelone.com/press and blog posts on the Company’s corporate website at sentinelone.com/blog in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.
The information disclosed by the foregoing channels could be deemed to be material information. As such, the Company encourages investors, the media and others to follow the channels listed above and to review the information disclosed through such channels.
Any updates to the list of disclosure channels through which the Company announces information will be posted on the investor relations page on the Company’s website.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release issued by SentinelOne, Inc. dated December 4, 2025.

99.2	Earnings Presentation, dated December 4, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTINELONE, INC.

Date: December 4, 2025	By:	/s/ Keenan Conder
Keenan Conder
Chief Legal Officer and Secretary